SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported)           March 1, 2006
FIRST AMERICAN CAPITAL CORPORATION

(Exact Name of Registrant as Specified in Its Charter)
Kansas

(State or Other Jurisdiction of Incorporation)

0-25679	48-118574

(Commission File Number)	(I.R.S. Employer Identification No.)
1303 S.W. First American Place
Topeka, Kansas 66604

(Address of Principal Executive Offices)          (Zip Code)
(913) 267-7077

(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to rule 13e-4(c) under the Exchange Act (17 CFR 240.14e-r(c))

Item 2.02. Results of Operations and Financial Condition.
On March 1, 2007, First American Capital Corporation (the “Company”) issued a press release announcing selected financial results for the fourth quarter and year ended December 31, 2006. All earnings per share amounts reported in the release were adjusted to reflect the effects of a reverse stock split approved by the Company’s shareholders on January 31, 2007. The reverse stock split is scheduled to be effective after the market close on April 6, 2007. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K
The press release may contain forward-looking statements. All forward-looking statements involve risks and uncertainties, and several factors could cause actual results to differ materially from those in the forward-looking statements. The following factors, among others, could cause actual results to differ from those indicated in the forward-looking statements: the uncertainty that the Company will achieve short-term and long-term profitability and growth goals, uncertainties associated with market acceptance of and demand for the products and services of the Company, the impact of competitive products and pricing, the dependence on third-party suppliers and their pricing, the ability to meet product demand, the availability of capital and funding sources, the exposure to market risks, uncertainties associated with the development of technology, changes in the law and in economic, political and regulatory environments, changes in management, the dependence on intellectual property rights, the effectiveness of internal controls, and risks and factors described from time to time in reports and registration statements filed by the Company with the Securities and Exchange Commission. A more complete description of the business of the Company is provided in its most recent annual, quarterly and current reports, which are available from First American Capital Corporation without charge or at www.sec.gov.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
(a) John F. Van Engelen resigned as the Company’s Chief Financial Officer on March 1, 2007, effective as of the date of his resignation. Mr. Van Engelen had served as the Company’s Chief Financial Officer in an interim capacity since January 31, 2007. Mr. Van Engelen continues in his positions as the President and Chief Executive Officer of First Life America Corporation, a wholly owned subsidiary of the Company.
(c) On March 1, 2007, the Board of Directors elected William R. Morton, Jr. to serve as Chief Financial Officer and Treasurer of the Company effective as of the time of his election. Mr. Morton has served as Vice President of Finance and Accounting for Regulated Businesses of Brooke Corporation, the owner of a majority of the Company’s common stock. He has also served as the Chief Financial Officer of Brooke Brokerage Corporation, an affiliate of Brooke Corporation, since February 26, 2007. Prior to joining Brooke Corporation, Mr. Morton spent almost 30 years working in public accounting, specializing in the financial institutions industry. He was an audit partner and managing director with McGladrey & Pullen, LLP and RSM McGladrey, Inc., respectively, in their combined practice in Kansas City, Missouri, from 2000 until 2005. Mr. Morton directed the accounting and audit practice at GRA, Thompson, White & Co. in Merriam, Kansas, until its merger with McGladrey in 2000. He began his career in public accounting with Arthur Andersen & Co., S.C. in Kansas City, Missouri. Mr. Morton holds a Bachelor of Science degree in Accounting and Business Administration from the University of Kansas.
Item 7.01 Regulation FD Distributions.
The information in this Item 7.01, including the exhibits furnished herewith, is furnished pursuant to Item 7.01 and shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Item 7.01 of this current report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing.
On March 1, 2007, the Company issued a press release entitled “First American Capital Corporation Announces Commencement of Issuer Tender Offer”. A copy of the press release is furnished as Exhibit 99.2 to this Form 8-K.

The press release may contain forward-looking statements. All forward-looking statements involve risks and uncertainties, and several factors could cause actual results to differ materially from those in the forward-looking statements. The following factors, among others, could cause actual results to differ from those indicated in the forward-looking statements: the uncertainty that the Company will achieve short-term and long-term profitability and growth goals, uncertainties associated with market acceptance of and demand for the products and services of the Company or the subsidiaries of the Company, the impact of competitive products and pricing, the dependence on third-party suppliers and their pricing, the ability of the parties to the transaction to meet product demand, the availability of capital and funding sources, the exposure to market risks, uncertainties associated with the development of technology, changes in the law and in economic, political and regulatory environments, changes in management, the dependence on intellectual property rights, the effectiveness of internal controls, and risks and factors described from time to time in reports and registration statements filed by the Company with the Securities and Exchange Commission. A more complete description of the Company’s business is provided in its most recent annual, quarterly and current reports, which are available from the Company without charge or at www.sec.gov.
Item 9.01 Exhibits.

Exhibit 99.1	Press Release dated March 1, 2007 announcing selected financial results for the fourth quarter and year ended December 31, 2007.

Exhibit 99.2	Press Release dated March 2, 2007 entitled “First American Capital Corporation Announces Commencement of Issuer Tender Offer”.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First American Capital Corporation

(Registrant)

Date March 2, 2007	By	/s/ Robert D. Orr

(Signature)
Robert D. Orr, Chairman
of the Board of Directors, President and
Chief Executive Officer

EXHIBIT INDEX

Exhibit
No.	Description
Exhibit 99.1	Press Release dated March 1, 2007 announcing selected financial results for the fourth quarter and year ended December 31, 2007.

Exhibit 99.2	Press Release dated March 2, 2007 entitled “First American Capital Corporation Announces Commencement of Issuer Tender Offer”.

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